Prospectus Supplement	May 16, 2006

PUTNAM VARIABLE TRUST Prospectuses dated April 30, 2006

The section “Who manages the funds?” is supplemented with respect to Putnam VT Utilities Growth and Income Fund (to the extent that this prospectus offers this fund) to reflect that the members of the Global Equity Research and Core Fixed-Income Teams primarily responsible for the day-to-day management of the fund’s portfolio are now solely Michael Yogg (Portfolio Leader) and Kevin Murphy (Portfolio Member).

HV-5779

234762 5/06